UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2011

APPLE REIT TEN, INC.
(Exact name of registrant as specified in its charter)

Virginia	333-168971	27-3218228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          Apple REIT Ten, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated September 20, 2011 and filed (by the required date) on September 23, 2011 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities and Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

	Chicago Hotel Portfolio (2 Hotels)
	(Des Plaines, Illinois Hilton Garden Inn and Skokie, Illinois Hampton Inn & Suites)

	(Audited)
	Independent Auditors’ Report	3
	Combined Balance Sheets – As of December 31, 2010 and 2009	4
	Combined Statements of Income – For the Years Ended
	December 31, 2010 and 2009	5
	Combined Statements of Cash Flows – For the Years Ended
	December 31, 2010 and 2009	6
	Notes to Combined Financial Statements	7

	(Unaudited)
	Combined Balance Sheets – As of June 30, 2011 and 2010	14
	Combined Statements of Income – For the Six Months Ended
	June 30, 2011 and 2010	15
	Combined Statements of Cash Flows – For the Six Months Ended
	June 30, 2011 and 2010	16

(b)	Pro forma financial information.

	The below pro forma financial information pertains to the hotels referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

	Apple REIT Ten, Inc. (Unaudited)

	Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2011	17
	Notes to Pro Forma Condensed Consolidated Balance Sheet	19
	Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2010 and Six Months Ended June 30, 2011	20
	Notes to Pro Forma Condensed Consolidated Statements of Operations	25

(c)	Shell company transactions.

	Not Applicable

(d)	Exhibits.

	None

Independent Auditors’ Report

To the Board of Directors
Apple Ten Hospitality Ownership, Inc.

We have audited the accompanying combined balance sheets of Chicago Hotels Portfolio, as of December 31, 2010 and 2009, and the related combined statements of income and cash flows for the years then ended. These financial statements are the responsibility of the Hotels’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Chicago Hotels Portfolio, as of December 31, 2010 and 2009, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Montgomery, Alabama
August 1, 2011

CHICAGO HOTELS PORTFOLIO
COMBINED BALANCE SHEETS
DECEMBER 31, 2010 AND 2009

	2010	2009

ASSETS

Investment in hotels, net of accumulated depreciation of $16,202,465 and $16,223,368, respectively	$31,892,854	$32,838,455
Cash and cash equivalents	788,577	3,036,875
Escrow deposits	2,393,072	1,947,900
Accounts receivable	210,493	156,374
Prepaid expenses and other current assets	49,275	69,353
Intangible assets, net of accumulated amortization of $255,271 and $210,639, respectively	284,004	328,637
Other assets	3,300	3,300

TOTAL ASSETS	$35,621,575	$38,380,894

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)

LIABILITIES

Mortgages payable	$40,436,869	$41,045,356
Accounts payable and accrued expenses	1,937,657	1,783,185
Due to related parties	1,216,910	336,097

Total liabilities	43,591,436	43,164,638

MEMBERS’ EQUITY (DEFICIT)	(7,969,861)	(4,783,744)

TOTAL LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)	$35,621,575	$38,380,894

See independent auditors’ report and notes to combined financial statements.

CHICAGO HOTELS PORTFOLIO
COMBINED STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009

REVENUES

Rooms	$14,489,937	$13,257,388
Other	2,398,697	2,235,907

Total revenues	16,888,634	15,493,295

EXPENSES

Rooms	4,577,385	4,389,062
Hotel administration	2,946,966	2,729,843
Property operation, maintenance and energy costs	2,582,767	1,928,547
Management and franchise fees	1,228,835	1,123,157
Taxes, insurance and other	1,699,423	1,588,431
Depreciation and amortization	2,299,834	2,528,665

Total expenses	15,335,210	14,287,705

OPERATING INCOME	1,553,424	1,205,590

OTHER INCOME (EXPENSE)

Interest income	13,332	36,268
Loss on disposal of assets	(321,417)	(60,990)
Interest expense	(2,530,851)	(2,543,461)

Total other income (expense)	(2,838,936)	(2,568,183)

NET LOSS	$(1,285,512)	$(1,362,593)

See independent auditors’ report and notes to combined financial statements.

CHICAGO HOTELS PORTFOLIO
COMBINED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(1,285,512)	$(1,362,593)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,299,834	2,528,665
Bad debts	11,179	9,799
Loss on disposal of assets	321,417	60,990
Change in assets and liabilities:
(Increase) decrease in:
Accounts receivable	(65,298)	111,218
Prepaid expenses and other current assets	20,078	60,564
Increase (decrease) in:
Accounts payable and accrued expenses	154,472	(428,678)
Due to related parties	302,567	408,182

Net cash provided by operating activities	1,758,737	1,388,147

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of capital assets	(1,709,409)	(1,566,155)
Proceeds from sale of fixed assets	78,392	400
Net increase in escrow deposits	(445,172)	(4,082)

Net cash used by investing activities	(2,076,189)	(1,569,837)

CASH FLOWS FROM FINANCING ACTIVITIES

Principal payments on mortgages payable	(608,487)	(572,296)
Distributions	(1,900,605)	(277,778)
Borrowings on related party note payable	578,246	—

Net cash used by financing activities	(1,930,846)	(850,074)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(2,248,298)	(1,031,764)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	3,036,875	4,068,639

CASH AND CASH EQUIVALENTS AT END OF YEAR	$788,577	$3,036,875

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash payments for interest	$2,507,563	$2,543,461

See independent auditors’ report and notes to combined financial statements.

CHICAGO HOTELS PORTFOLIO
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

1.	NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The accompanying combined financial statements present the financial information of the following Hotel properties (the Hotels):

Chicago North Shore Lodging Associates, LLC is a Wisconsin limited liability company which was formed on September 11, 1998 for the purpose of developing and operating a Hampton Inn & Suites by Hilton and operating the hotel under a management agreement with Raymond Management Company, Inc. (the Manager). The hotel is located in Skokie, Illinois.

Chicago River Road Lodging Associates, LLC is a Wisconsin limited liability company which was formed on February 12, 2001 for the purpose of developing and operating a Hilton Garden Inn by Hilton and operating the hotel under a management agreement with Raymond Management Company, Inc. (the Manager). The hotel is located in Des Plaines, Illinois.

Personal Assets and Liabilities and Members’ Salaries

In accordance with the generally accepted method of presenting limited liability company and partnership financial statements, the combined financial statements do not include the personal assets and liabilities of the members, including their obligation for income taxes on their distributive shares of the net income of the limited liability company or partnership nor any provision for income tax expense.

The expenses shown in the combined statements of income do not include any salaries to the members.

Cash and Cash Equivalents

The Hotels consider all short-term investments with an original maturity of three months or less to be cash equivalents.

Principles of Combination

The accompanying financial statements of Chicago Hotels Portfolio include the accounts of Chicago North Shore Lodging Associates, LLC and Chicago River Road Lodging Associates, LLC (collectively the Hotels). The Hotels are separate legal entities that share management and common ownership. All significant related balances and transactions have been eliminated in combination.

Restricted Funds

The Hotels are required to fund the mortgage holders with sufficient funds to cover property taxes and the cost of replacements and renewals to the hotel’s property and improvements. The mortgagor holds these funds in escrow in short-term money market securities on behalf of the hotels until the funds are spent on property taxes and capital improvements.

7

CHICAGO HOTELS PORTFOLIO
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

1.	NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable

The Hotels report trade receivables at gross amounts due from customers. Because historical losses related to these receivables have been insignificant, management uses the direct write-off method to account for bad debts. On a continuing basis, management analyzes delinquent receivables and, once these receivables are determined to be uncollectible, they are written off through a charge against operations.

Investment in Hotel Property

The investment in hotels is stated at cost. Interest and property taxes incurred during the construction of the facilities were capitalized and depreciated over the life of the asset. Costs of improvements are capitalized. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in operations.

Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets. The useful lives of assets are 39 to 40 years for buildings, 15 years for improvements and 5 to 10 years for furniture, fixtures and equipment.

Asset Impairment

The Hotels review their long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to undiscounted expected cash flows. Future events could cause the Hotels to conclude that impairment indicators exist and that long-lived assets may be impaired. To date, no impairment losses have been recorded.

Franchise Fees

Franchise fees are amortized on a straight-line basis which approximates the effective interest method over the term of the agreement commencing on the hotel opening dates.

Loan Origination Costs

Permanent loan costs are amortized using a straight-line basis, which approximates the effective interest method, over the terms of the respective mortgages.

8

CHICAGO HOTELS PORTFOLIO
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

1.	NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

No federal or state income taxes are payable by the Hotels, and therefore, no tax provision has been reflected in the accompanying financial statements. The members are required to include their respective share of the Hotels profits or losses in their individual tax returns. The tax returns, the status of the Hotels as such for tax purposes, and the amount of allocable Hotels income or loss, are subject to examinations by the Internal Revenue Service. If such examinations result in changes with respect to the Hotels’ status, or in changes to allowable Hotels’ income or loss, the tax liability of the members would be changed accordingly.

Effective January 1, 2009, the Hotels implemented the accounting guidance for uncertainty in income taxes using the provisions of Financial Accounting Standards Board (FASB) ASC 740-10, Income Taxes. Using that guidance, tax positions initially need to be recognized in the financial statements when it is more-likely-than-not the position will be sustained upon examination by the tax authorities.

As of December 31, 2010, the Hotels had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements and no interest or penalties related to income taxes. The federal and state income tax years of 2007 through 2010 remain subject to examination as of December 31, 2010.

Revenue Recognition

Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room or utilizes the Hotels’ services.

Sales and Marketing

Sales and marketing costs are expensed when incurred. These costs represent the expense for franchise advertising and reservation systems under the terms of the hotel management agreement and general and administrative expenses that are directly attributable to advertising and promotion. Sales and marketing expenses totaled $1,029,500 and $1,014,257 for the years ended December 31, 2010 and 2009, respectively.

Lodging and Sales Taxes

The Hotels collect various taxes from customers and remit these amounts to applicable taxing authorities. The Hotels’ accounting policy is to exclude these taxes from revenues and expenses.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingencies at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

9

CHICAGO HOTELS PORTFOLIO
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

1.	NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Subsequent Events

Management has evaluated subsequent events through August 1, 2011, which is the date the financial statements were available to be issued.

2.	INVESTMENT IN HOTEL PROPERTIES

The following is a reconciliation of the carrying value of the investment in hotels at December 31, 2010 and 2009:

	2010	2009

Land and land improvements	$7,870,099	$7,896,298
Building and improvements	27,881,121	28,553,841
Furniture, fixtures and equipment	12,344,099	12,611,684

	48,095,319	49,061,823
Less accumulated depreciation	(16,202,465)	(16,223,368)

Investment in hotels, net	$31,892,854	$32,838,455

Depreciation expense was $2,255,201 and $2,484,032 for the years ended December 31, 2010 and 2009, respectively.

3.	ESCROW DEPOSITS

Escrow deposits at December 31, 2010 and 2009, consisted of the following:

		2010	2009

Hampton Inn & Suites – Skokie	Property Tax Escrow	$791,666	$549,264
	Capital Reserve Escrow	189,689	233,728

Hilton Garden Inn – Des Plaines	Property Tax Escrow	715,955	606,042
	Capital Reserve Escrow	695,762	558,866

		$2,393,072	$1,947,900

10

CHICAGO HOTELS PORTFOLIO
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

4.	INTANGIBLE ASSETS

Franchise Fees

Franchise fees totaling $219,650 have been paid to Hilton Hotels as of December 31, 2010 and 2009. Amortization expense totaled $12,670 for the years ended December 31, 2010 and 2009.

Estimated aggregate amortization expense is as follows:

2011	$12,670
2012	12,670
2013	12,670
2014	12,670
2015	9,295
Thereafter	56,796

Total	$116,771

The Hotels are subject to various franchise agreements under which the Hotels agree to use the Franchisor’s trademark, standards of service (cleanliness, management, advertising) and construction quality and design. There are agreements with Hilton Hotels. The agreements cover an initial term of 20 years with varying renewal terms. The agreements provide for payment of royalty fees, which are calculated monthly, and totaled $641,894 and $582,876 in 2010 and 2009, respectively.

Loan Costs

Permanent loan costs totaling $319,625 have been paid as of December 31, 2010 and 2009. Amortization expense totaled $31,963 for the years ended December 31, 2010 and 2009.

Estimated aggregate amortization expense is as follows:

2011	$31,963
2012	31,963
2013	31,963
2014	31,963
2015	31,963
Thereafter	7,418

Total	$167,233

11

CHICAGO HOTELS PORTFOLIO
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

5.	MORTGAGES PAYABLE

Mortgages payable at December 31, 2010 and 2009, consisted of the following:

	2010	2009

Hampton Inn & Suites – Skokie: Note with Wells Fargo Bank; term of 10 years and due July 2016; interest at 6.15%	$19,368,273	$19,649,884

Hilton Garden Inn – Des Plaines: Note with Wells Fargo Bank; term of 10 years and due July 2016; interest at 5.99%	21,068,596	21,395,472

	$40,436,869	$41,045,356

Future maturities at December 31, 2010, are as follows:

Year ending December 31,
2011	$646,974
2012	706,997
2013	758,138
2014	805,532
2015	855,892
Thereafter	36,663,336

Total	$40,436,869

The mortgages payable are secured by the related hotel property and equipment.

6.	CHANGES IN EQUITY

Changes in the Hotels’ equity accounts during 2010 and 2009 are summarized below:

	2010	2009

Retained earnings (deficit) at beginning of year	$(4,783,744)	$(3,143,373)

Net loss	(1,285,512)	(1,362,593)
Distributions	(1,900,605)	(277,778)

Retained earnings (deficit) at end of year	$(7,969,861)	$(4,783,744)

12

CHICAGO HOTELS PORTFOLIO
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

7.	RELATED PARTIES

The Hotels are subject to management agreements with Raymond Management Company, Inc., which cover an initial term of 10 years with varying renewal terms. The agreements provide for payment of accounting fees of $500 per month, external support fees of $580-$950 per month and monthly base management fees equal to 3.5% of gross rental revenues. Management fees of $586,942 and $540,281 were expensed in 2010 and 2009, respectively. Amounts due to Raymond Management Company, Inc. totaled $638,664 and $336,097 at December 31, 2010 and 2009, respectively.

Hampton Inn & Suites – Skokie has an unsecured note payable to a member of $578,246 and $0 at December 31, 2010 and 2009, respectively. The note accrues interest at 6.25% at December 31, 2010. Interest expense related to this note was $23,288 and $0 at December 31, 2010 and 2009, respectively. Accrued interest payable was $23,288 and $0 at December 31, 2010 and 2009, respectively.

8.	CONCENTRATION OF CREDIT RISK

The Hotels maintain their cash in bank deposit accounts which, at times, may exceed federally insured limits. The balances are insured by the Federal Deposit Insurance Corporation up to $250,000. At December 31, 2010, the Hotels uninsured cash balances totaled $3,286 and the Hotels have not experienced any losses.

9.	SUBSEQUENT EVENT

In May 2011, the Hotels entered into a contract to sell the real and personal property of Chicago North Shore Lodging Associates, LLC and Chicago River Road Lodging Associates, LLC to Apple Ten Hospitality Ownership, Inc. for a gross purchase price of $70,000,000. As of August 1, 2011, the sales have not closed.

13

CHICAGO HOTELS PORTFOLIO
COMBINED BALANCE SHEETS (UNAUDITED)
JUNE 30, 2011 AND 2010

	2011	2010

ASSETS

Investment in hotels, net of accumulated depreciation of $16,911,844 and $17,350,970, respectively	$31,331,892	$33,364,499
Cash and cash equivalents	1,773,835	1,160,531
Escrow deposits	2,213,613	1,836,797
Accounts receivable	323,327	371,158
Prepaid expenses and other current assets	122,873	95,195
Intangible assets, net of accumulated amortization of $277,588 and $232,955, respectively	261,688	306,320
Other assets	3,300	3,300

TOTAL ASSETS	$36,030,528	$37,137,800

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)

LIABILITIES

Mortgages payable	$40,108,164	$40,735,443
Accounts payable and accrued expenses	2,345,319	2,476,902
Due to related parties	1,328,318	934,256

Total liabilities	43,781,801	44,146,601

MEMBERS’ EQUITY (DEFICIT)	(7,751,273)	(7,008,801)

TOTAL LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)	$36,030,528	$37,137,800

14

CHICAGO HOTELS PORTFOLIO
COMBINED STATEMENTS OF INCOME (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2011 AND 2010

	2011	2010

REVENUES

Rooms	$7,113,447	$6,727,261
Other	1,417,320	1,109,120

Total revenues	8,530,767	7,836,381

EXPENSES

Rooms	2,358,324	2,144,057
Hotel administration	1,492,532	1,504,037
Property operation, maintenance and energy costs	980,283	1,484,719
Management and franchise fees	609,987	571,183
Taxes, insurance and other	802,552	1,170,794
Depreciation and amortization	741,499	1,149,917

Total expenses	6,985,177	8,024,707

OPERATING INCOME (LOSS)	1,545,590	(188,326)

OTHER INCOME (EXPENSE)

Interest income	2,906	8,373
Loss on disposal of assets	(54)	(22,666)
Interest expense	(1,229,173)	(1,248,262)

Total other income (expense)	(1,226,321)	(1,262,555)

NET INCOME (LOSS)	$319,269	$(1,450,881)

15

CHICAGO HOTELS PORTFOLIO
COMBINED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2011 AND 2010

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)	$319,269	$(1,450,881)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	741,499	1,149,917
Bad debts	3,458	2,507
Loss on disposal of assets	54	22,666
Change in assets and liabilities:
(Increase) decrease in:
Accounts receivable	(116,292)	(217,291)
Prepaid expenses and other current assets	(73,598)	(25,842)
Increase (decrease) in:
Accounts payable and accrued expenses	407,662	693,717
Due to related parties	46,408	19,913

Net cash provided by operating activities	1,328,460	194,706

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of capital assets	(158,275)	(1,676,310)
Net decrease in escrow deposits	179,459	111,103

Net cash provided (used) by investing activities	21,184	(1,565,207)

CASH FLOWS FROM FINANCING ACTIVITIES

Principal payments on mortgages payable	(328,705)	(309,913)
Distributions	(100,681)	(774,176)
Borrowings on related party note payable	65,000	578,246

Net cash used by financing activities	(364,386)	(505,843)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	985,258	(1,876,344)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	788,577	3,036,875

CASH AND CASH EQUIVALENTS AT JUNE 30	$1,773,835	$1,160,531

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash payments for interest	$1,229,173	$1,248,262

16

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2011 (unaudited)
(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

CN Hotel Portfolio (1 Hotel):
Home2 Suites	Jacksonville, NC	$12.0	Pending

Hawkeye Hotel Portfolio (1 Hotel):
Hampton Inn & Suites	Davenport, IA	13.0	July 19, 2011

McKibbon Hotel Portfolio (3 Hotels):
Homewood Suites	Knoxville, TN	15.0	July 19, 2011
TownePlace Suites	Knoxville, TN	9.0	August 9, 2011
Homewood Suites	Gainesville, FL	14.6	Pending

Omaha and Scottsdale Hotel Portfolio (2 Hotels):
Hilton Garden Inn	Omaha, NE	30.0	September 1, 2011
Hilton Garden Inn	Scottsdale, AZ	16.3	October 3, 2011

Chicago Hotel Portfolio (2 Hotels):
Hilton Garden Inn	Des Plaines, IL	38.0	September 20, 2011
Hampton Inn & Suites	Skokie, IL	32.0	Pending

Hilton Garden Inn	Mason, OH	14.8	September 1, 2011
Hilton Garden Inn	Merrillville, IN	14.8	September 30, 2011
Homewood Suites	Austin/Round Rock, TX	15.5	October 3, 2011
Fairfield Inn & Suites	South Bend, IN	17.5	November 1, 2011

	Total	$242.5

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of LBAM Investor Group, L.L.C., MHH Management, LLC, Raymond Management Company, Inc., Schulte Hospitality Group, Inc., Vista Host, Inc. and White Lodging Services Corporation under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Ten, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of June 30, 2011 nor does it purport to represent the future financial position of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels.

Balance Sheet as of June 30, 2011 (unaudited)
(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma

ASSETS
Investment in hotel properties, net	$186,522	$241,998	(A)	$428,520
Cash and cash equivalents	142,838	(141,838)	(D)	1,000
Other assets	6,025	6,691	(C)	12,716

Total Assets	$335,385	$106,851		$442,236

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable	$—	83,121	(C)	$83,121
Accounts payable and accrued expenses	1,584	2,013	(C)	3,597

Total Liabilities	1,584	85,134		86,718

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	344,961	27,560	(E)	372,521
Accumulated deficit	(3,600)	(5,843)	(B)	(9,443)
Cumulative distributions paid	(7,608)	—		(7,608)

Total Shareholders’ Equity	333,801	21,717		355,518

Total Liabilities and Shareholders’ Equity	$335,385	$106,851		$442,236

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)

The estimated total purchase price for the 13 properties that have been, or will be purchased after June 30, 2011 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Jacksonville, NC Home2 Suites	Davenport, IA Hampton Inn & Suites	Knoxville, TN Homewood Suites	Knoxville, TN TownePlace Suites	Gainesville, FL Homewood Suites	Omaha, NE Hilton Garden Inn	Scottsdale, AZ Hilton Garden Inn

Purchase price per contract	$12,000	$13,000	$15,000	$9,000	$14,550	$30,018	$16,300
Other capitalized costs (credits) incurred	25	71	1,017	(219)	65	93	80

Investment in hotel properties	12,025	13,071	16,017	8,781	14,615	30,111	16,380

Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	240	260	300	180	291	600	326
Other acquisition related costs	30	50	60	54	36	344	41
Net other assets/(liabilities) assumed	(24)	(199)	(11,182)	(6,790)	(13,113)	(199)	(8,900)

Total purchase price	$12,271	$13,182	$5,195	$2,225	$1,829	$30,856	$7,847

(In thousands)	Des Plaines, IL Hilton Garden Inn	Skokie, IL Hampton Inn & Suites	Mason, OH Hilton Garden Inn	Merrillville, IN Hilton Garden Inn	Austin/Round Rock, TX Homewood Suites	South Bend Indiana Fairfield Inn & Suites	Total Combined

Purchase price per contract	$38,000	$32,000	$14,825	$14,825	$15,500	$17,500	$242,518
Other capitalized costs (credits) incurred	(2,043)	121	80	80	60	50	(520)

Investment in hotel properties	35,957	32,121	14,905	14,905	15,560	17,550	241,998	(A)

Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	760	640	297	297	310	350	4,851	(B)
Other acquisition related costs	106	80	69	39	39	44	992	(B)
Net other assets/(liabilities) assumed	(18,169)	(19,143)	(79)	(168)	(99)	(378)	(78,443)	(C)

Total purchase price	$18,654	$13,698	$15,192	$15,073	$15,810	$17,566	$169,398

Less: Cash on hand at June 30, 2011							(142,838)
Plus: Working capital requirements							1,000

							(141,838)	(D)

Equity proceeds needed for acquisitions and working capital							27,560	(E)

(B)

Represents costs incurred to complete the acquisition, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract.

(C)	Represents other assets and liabilities assumed in the acquisition of the hotel including, mortgage payable, debt service escrows, operational charges and credits and accrued property taxes.

(D)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

(E)	Represents the issuance of additional shares required to fund acquisitions.

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Statements of Operations (unaudited)
For the year ended December 31, 2010 and six months ended June 30, 2011
(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Ten, Inc. gives effect to the following hotel acquisition:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

Hilton Garden Inn	Denver, CO	$58.5	March 4, 2011

CN Hotel Portfolio (4 Hotels):
Hampton Inn & Suites	Winston-Salem, NC	11.0	March 15, 2011
Fairfield Inn & Suites	Matthews, NC	10.0	March 25, 2011
TownePlace Suites	Columbia, SC	10.5	March 25, 2011
Home2 Suites	Jacksonville, NC	12.0	Pending

McKibbon Hotel Portfolio (8 Hotels):
SpringHill Suites	Knoxville, TN	14.5	June 2, 2011
Hilton Garden Inn	Gainesville, FL	12.5	June 2, 2011
SpringHill Suites	Richmond, VA	11.0	June 2, 2011
TownePlace Suites	Pensacola, FL	11.5	June 2, 2011
Hampton Inn & Suites	Mobile, AL	13.0	June 2, 2011
Homewood Suites	Knoxville, TN	15.0	July 19, 2011
TownePlace Suites	Knoxville, TN	9.0	August 9, 2011
Homewood Suites	Gainesville, FL	14.6	Pending

Hawkeye Hotel Portfolio (3 Hotels):
Homewood Suites	Cedar Rapids, IA	13.0	June 8, 2011
Hampton Inn & Suites	Cedar Rapids, IA	13.0	June 8, 2011
Hampton Inn & Suites	Davenport, IA	13.0	July 19, 2011

Omaha and Scottsdale Hotel Portfolio (2 Hotels):
Hilton Garden Inn	Omaha, NE	30.0	September 1, 2011
Hilton Garden Inn	Scottsdale, AZ	16.3	October 3, 2011

Chicago Hotel Portfolio (2 Hotels):
Hilton Garden Inn	Des Plaines, IL	38.0	September 20, 2011
Hampton Inn & Suites	Skokie, IL	32.0	Pending

Hilton Garden Inn	Mason, OH	14.8	September 1, 2011
Hilton Garden Inn	Merrillville, IN	14.8	September 30, 2011
Homewood Suites	Austin/Round Rock, TX	15.5	October 3, 2011
Fairfield Inn & Suites	South Bend, IN	17.5	November 1, 2011

	Total	$421.0

These Pro Forma Condensed Consolidated Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of LBAM Investor Group, L.L.C., MHH Management, LLC, Newport Hospitality Group, Inc., Raymond Management Company, Inc., Schulte Hospitality Group, Inc., Stonebridge Realty Advisors, Inc., Vista Host, Inc. and White Lodging Services Corporation under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Ten, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Ten, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2010, or the date the hotel began operations nor do they purport to represent the future financial results of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and is qualified in its entirety by the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the year ended December 31, 2010
(In thousands, except per share data)

	Company Historical Statement of Operations	Denver, CO Hilton Garden Inn (A)	CN Hotel Portfolio (A)	McKibbon Hotel Portfolio (A)	Hawkeye Hotel Portfolio (A)	Omaha Downtown Lodging Investors II, LLC and Scottsdale Lodging Investors, LLC (A)	Chicago Hotel Portfolio (A)

Revenue:
Room revenue	$—	$8,978	$3,339	$21,903	$6,644	$8,905	$14,490
Other revenue	—	2,372	59	510	67	2,333	2,399

Total revenue	—	11,350	3,398	22,413	6,711	11,238	16,889

Expenses
Operating expenses	—	3,798	1,097	7,925	1,946	3,792	7,161
General and administrative	28	1,635	34	2,369	387	2,367	2,947
Management and franchise fees	—	1,003	494	1,935	950	899	1,229
Taxes, insurance and other	—	374	234	1,336	451	587	1,699
Acquisition related costs	—	—	—	—	—	—	—
Depreciation of real estate owned	—	1,325	463	4,083	720	1,193	2,300

Interest, net	3	753	324	3,227	1,365	1,244	2,839

Total expenses	31	8,888	2,646	20,875	5,819	10,082	18,175

Income tax expense	—	—	—	—	—	—	—

Net income (loss)	$(31)	$2,462	$752	$1,538	$892	$1,156	$(1,286)

Basic and diluted earnings per common share	$(3,083.50)

Weighted average common shares outstanding - basic and diluted	—

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the year ended December 31, 2010
(In thousands, except per share data)

	SASI, LLC Mason, OH Hilton Garden Inn (A)	Ascent Hospitality, Inc. Merrillville, IN Hilton Garden Inn (A)	VHRMR Round Rock, LTD Austin/Round Rock, TX Homewood Suites (A)	KRG/White LS Hotel, LLC & Kite Realty/White LS Hotel Operators, LLC South Bend, IN Fairfield Inn & Suites (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$2,190	$3,203	$459	$1,568	$—		$71,679
Other revenue	304	343	10	19	—		8,416

Total revenue	2,494	3,546	469	1,587	—		80,095

Expenses
Operating expenses	846	1,236	297	526	—		28,624
General and administrative	363	631	64	195	1,000	(B)	12,020
Management and franchise fees	189	261	32	56	—		7,048
Taxes, insurance and other	154	290	244	352	(434	) (I)	5,287
Acquisition related costs	—	—	—	—	9,821	(H)	9,821
Depreciation of real estate owned	570	679	171	624	(12,128	) (C)	10,737
					10,737	(D)
Interest, net	349	344	94	214	(5,835	) (E)	4,921

Total expenses	2,471	3,441	902	1,967	3,161		78,458

Income tax expense	—	—	—	—	—	(G)	—

Net income (loss)	$23	$105	$(433)	$(380)	$(3,161)		$1,637

Basic and diluted earnings per common share							$0.05

Weighted average common shares outstanding - basic and diluted					31,423	(F)	31,423

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the six months ended June 30, 2011
(In thousands, except per share data)

	Company Historical Statement of Operations	Denver, CO Hilton Garden Inn (A)	CN Hotel Portfolio (A)	McKibbon Hotel Portfolio (A)	Hawkeye Hotel Portfolio (A)	Omaha Downtown Lodging Investors II, LLC and Scottsdale Lodging Investors, LLC (A)	Chicago Hotel Portfolio (A)

Revenue:
Room revenue	$6,711	$1,273	$1,061	$10,135	$3,170	$5,205	$7,113
Other revenue	813	381	19	220	42	1,422	1,418

Total revenue	7,524	1,654	1,080	10,355	3,212	6,627	8,531

Expenses
Operating expenses	3,279	736	334	3,678	1,136	2,101	3,339
General and administrative	1,374	142	68	1,140	227	1,349	1,493
Management and franchise fees	576	224	96	915	426	532	610
Taxes, insurance and other	465	66	84	605	349	296	803
Acquisition related costs	4,548	—	—	—	—	—	—
Depreciation of real estate owned	1,098	225	135	1,277	457	525	741

Interest, net	(247)	128	137	1,732	638	600	1,226

Total expenses	11,093	1,521	854	9,347	3,233	5,403	8,212

Income tax expense	—	—	—	—	—	—	—

Net income (loss)	$(3,569)	$133	$226	$1,008	$(21)	$1,224	$319

Basic and diluted earnings per common share	$(0.18)

Weighted average common shares outstanding -basic and diluted	19,547

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the six months ended June 30, 2011
(In thousands, except per share data)

	SASI, LLC Mason, OH Hilton Garden Inn (A)	Ascent Hospitality, Inc. Merrillville, IN Hilton Garden Inn (A)	VHRMR Round Rock, LTD Austin/Round Rock, TX Homewood Suites (A)	KRG/White LS Hotel, LLC & Kite Realty/White LS Hotel Operators, LLC South Bend, IN Fairfield Inn & Suites (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$1,371	$1,635	$1,902	$1,381	$—		$40,957
Other revenue	238	180	36	21	—		4,790

Total revenue	1,609	1,815	1,938	1,402	—		45,747

Expenses
Operating expenses	419	521	682	496	—		16,721
General and administrative	304	401	136	148	250	(B)	7,032
Management and franchise fees	122	160	173	49	—		3,883
Taxes, insurance and other	71	110	80	198	—		3,127
Acquisition related costs	—	—	—	—	(4,259	) (H)	289
Depreciation of real estate owned	311	340	338	458	(4,807	) (C)	5,997
					4,899	(D)
Interest, net	222	203	159	240	(2,597	) (E)	2,441

Total expenses	1,449	1,735	1,568	1,589	(6,514)		39,490

Income tax expense	—	—	—	—	—	(G)	—

Net income (loss)	$160	$80	$370	$(187)	$6,514		$6,257

Basic and diluted earnings per common share							$0.18

Weighted average common shares outstanding - basic and diluted					16,154	(F)	35,701

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A) Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2010 for the respective period prior to acquisition by the Company. The Company was initially formed on August 13, 2010, and had no operations prior to that date. Additionally, six properties began operations subsequent to January 1, 2010, and one property remained under construction as of June 30, 2011. Therefore, these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Mason, OH Hilton Garden Inn, opened February 2010, Winston-Salem, NC Hampton Inn & Suites, opened April 2010, South Bend, IN Fairfield Inn & Suites, opened June 2010, Cedar Rapids, IA Homewood Suites, opened August 2010, Austin/Round Rock, TX Homewood Suites, opened September 2010, Matthews, NC Fairfield Inn & Suites, opened November 2010 and Jacksonville, NC Home2 Suites is under construction.

(B) Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C) Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D) Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E) Interest expense related to prior owner’s debt which was not assumed has been eliminated.

(F) Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2010, or the dates the hotels began operations.

(G) Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(H) Represents costs incurred to complete acquisitions, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract. These costs have been adjusted for hotel acquisitions on the latter of January 1, 2010 or the dates the hotels began operations.

(I) Represents preopening expenses which are the Seller’s responsibility and therefore have been eliminated.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Ten, Inc.

By:	/s/ Glade M. Knight

Glade M. Knight,
Chief Executive Officer

November 9, 2011